Exhibit 10.4

Proxy Agreement

This Proxy Agreement (the “Agreement”) is entered into as of May 06, 2008 between the following parties in Hefei, China:

A) Wonder International Educational & Investment Group Corporation ("US Wonder") Address: 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258 B) Anhui Wonder Educational Investment & Management Corporation ("China Wonder") Address: No. 188,North Hezuohua Road, Hefei, Anhui, PRC

C1) Anhui Computer Training School

     #375 Huangshan Road, Hefei, Anhui, China C2) Hubei Computer Training School

     #1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China C3) Jiangsu Computer Training School #196 Jiangning Rd, Nanjiang, China C4) Zhejiang Computer Training School

     #2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China C5) Henan Computer Training School Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China C6) Fujian Computer Training School #36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China C7) Liaoning Computer Training School ShengBei University City, Yuhong District, Shengyang, China

(Parties C1, C2, C3, C4, C5, C6 and C7 are collectively referred to as ('C')) D) Mr. Chun Gui Xie, Chinese Citizen from Hefei, Anhui, China WHEREAS

1. Mr. Chung Gui Xie is the Chairman of the board and controlling shareholder of US Wonder, China Wonder and all the seven schools in C;

2. Mr. Chung Gui Xie has the vetoing power in US Wonder and the power to control the business decision of any sort due to his absolute majority of stock ownership;

3. Parties China Wonder, C and D are willing unlimitedly to entrust the person designated by US Wonder with the shareholder’s voting right at the shareholder’s meeting of China Wonder and the seven schools in C.

NOW THEREFORE, the parties agree as follows:

1. Parties China Wonder, C and D hereby agree to irrevocably entrust the person designated by US Wonder with their shareholder’s voting rights and other shareholder’s right for representing them to exercise such rights at any of the shareholder’s meeting in accordance with the laws and its Article of Association, including but not limited to the rights to sell or transfer all or any of their equity interests of their respective companies, and appoint and vote the directors and Chairman as the authorized representative of shareholder of their respective companies.

2. Mr. Chung Gui Xie, being the majority shareholder of US Wonder, is hereby designated as the person who accepts the entrustments authorized by China Wonder and the seven schools in C to exercise their shareholder’s voting rights and shareholder’s rights pursuant to this Agreement.

3. Robin and Eric transfer their equity interests of ICP Company to any individual or company, other than Baidu.com, Inc., the Company, or the individuals or entities designated by the Company (the

4. China Wonder and C hereby acknowledge that if they transfer the equity interests of their respective company, the transferee shall be impelled to continue to perform this Agreement.

5. China Wonder and C hereby acknowledge that if the US Wonder withdraws the appointment of the relevant person, they will withdraw the appointment and authorization to this person and authorize other persons designated by the US Wonder for exercising their shareholder’s voting rights and other rights of themselves at the shareholder’s meeting of the respective companies.

This Agreement has been duly executed by the parties’ authorized representatives as of the date first set forth above and shall be effective simultaneously.

The effective term shall be ten (10) years and may be extended by the written agreement among the parties upon the expiration of this Agreement.

Any amendment and/or rescission shall be agreed by the Parties in written.

[Signature Page]

All the shareholders of US Wonder, China Wonder and each of the seven schools:

Signature, Name, Title, Company Chop

A) Wonder International Educational & Investment Group Corporation ("US Wonder") Address: 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258

B) Anhui Wonder Educational Investment & Management Corporation ("China Wonder") Address: No. 188,North Hezuohua Road, Hefei, Anhui, PRC

C1) Anhui Computer Training School

#375 Huangshan Road, Hefei, Anhui, China

C2) Hubei Computer Training School

#1 Tianji Rd, East Lake Technology Zone, Wuhan, Hubei, China

C3) Jiangsu Computer Training School
#196 Jiangning Rd, Nanjiang, China

C4) Zhejiang Computer Training School

#2 Xiyuan 5th Rd, West Lake Development Zone, Hangzhou, Zhejiang, China

C5) Henan Computer Training School

Guoji University City, Yingcai Wenhua Road, Zhenzhou, Henan, China

C6) Fujian Computer Training School

#36 Gao Qiao Building, 4th Floor, Wuyi M Road, Fuzhou, Fujian, China

C7) Liaoning Computer Training School

ShengBei University City, Yuhong District, Shengyang, China